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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                 March 28, 2005
                Date of Report (date of earliest event reported)

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                            RASER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


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             UTAH                        0-306567                87-0638510
(State or other jurisdiction of       (Commission file        (I.R.S. Employer
incorporation or organization)            number)            Identification No.)



                      5152 North Edgewood Drive, Suite 375
                                Provo, Utah 84604
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                    (Address of principal executive offices)


                                 (801) 765-1200
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              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers.

(b) Mr. R. Thomas Bailey, a member of the Board of Directors (the "Board") of Raser Technologies, Inc. (the "Company") resigned from the Board effective March 28, 2005.

         Mr. James E. Morton, a member of the Board, resigned from the Board effective March 28, 2005.

         Mr. David W. West, a member of the Board who also serves as the Company's Vice President of Marketing, resigned from the Board effective March 28, 2005. Mr. West is continuing, however, in his capacity as the Company's Vice President of Marketing.

(d) The Company has appointed Mr. James A. Herickhoff to serve as a member of the Board effective March 28, 2005. Mr. Herickhoff has replaced Mr. Bailey and will stand for election at the Company's Annual Meeting of the Shareholders expected to be held on May 24, 2005. Mr. Herickhoff is expected to be named to the Audit Committee and Compensation Committee of the Board.

Item 7.01. Regulation FD Disclosure.

         On March 30, 2005, the Company issued a press release announcing the addition of Mr. Herickhoff to the Board, the appointment of Mr. Reid as the Company's Secretary, and the resignations of Mr. Bailey as Board member, Mr. Morton as Board member and Secretary and Mr. West as Board member. The full text of the press release is attached hereto as Exhibit 99.1 and hereby is incorporated herein by reference. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act, as amended, but is instead "furnished" in accordance with that instruction.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

         The following exhibits are filed herewith:

                  Exhibit
                  Number                 Exhibit Title
                  ---------------        ----------------------------------

                  99.1                   Press Release dated March 30, 2005




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RASER TECHNOLOGIES, INC.

                                            /s/ William Dwyer
                                            William Dwyer
                                            Chief Financial Officer



Dated: April 1, 2005

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Index to Exhibits

Exhibit
Number                     Exhibit Title
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99.1                       Press Release dated March 28, 2005





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